UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2023

NiSource Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16189	35-2108964
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NI	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th ownership interest in a share of 6.50% Series B Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, liquidation preference $25,000 per share and a 1/1,000th ownership interest in a share of Series B-1 Preferred Stock, par value $0.01 per share, liquidation preference $0.01 per share	NI PR B	New York Stock Exchange
Series A Corporate Units	NIMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On August 23, 2023, NiSource Inc. (“NiSource”) entered into Amendment No. 1 (the “Amendment”) to that certain Sixth Amended and Restated Revolving Credit Agreement (the “Existing Agreement”), dated as of February 18, 2022, among NiSource, as Borrower, the financial institutions from time to time party thereto (the “Lenders”) and Barclays Bank PLC, as Administrative Agent. The Amendment revises certain provisions under the Existing Credit Agreement to:

•

change the definition of “Change of Control” that refers to Northern Indiana Public Service Company LLC (“NIPSCO”) ceasing to be a wholly-owned subsidiary of the Borrower to refer to Borrower ceasing to own at least 70% of the capital stock of NIPSCO or any permitted successor to NIPSCO;

•

change the covenant regarding mergers, consolidations and asset transfers among subsidiaries of the Borrower to which NIPSCO is a party from requiring that the continuing or surviving person be a wholly-owned subsidiary of Borrower, to requiring that the Borrower own at least 70% of the capital stock of the continuing or surviving person;

•

change the covenant regarding merger, consolidation, or transfer of assets to which NIPSCO is a party from requiring that after the transaction NIPSCO be a wholly-owned subsidiary of the Borrower, to requiring that Borrower own at least 70% of the capital stock of NIPSCO after the transaction; and

•

change the date in the covenant regarding sales of assets to reference consolidated total assets of the Borrower and its subsidiaries, determined in accordance with GAAP, on December 31, 2022, rather than on December 31, 2020.

The above description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 1 made as of August 23, 2023 by and among NiSource Inc., the financial institutions listed on the signature pages and Barclays Bank PLC, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISOURCE INC.

Date: August 23, 2023	By:	/s/ Shawn Anderson
Shawn Anderson
Executive Vice President and Chief Financial Officer